                                                                    Exhibit 10.4

                          SOFTWAVE MEDIA EXCHANGE, INC.

                          REGISTRATION RIGHTS AGREEMENT

                                  July 26, 2006

                                TABLE OF CONTENTS

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                          REGISTRATION RIGHTS AGREEMENT

         THIS  REGISTRATION  RIGHTS  AGREEMENT (this  "AGREEMENT") is made as of
July 26, 2006, among SoftWave Media Exchange,  Inc., a Delaware corporation (the
"COMPANY"),  and the  purchasers  signatory  hereto  (each,  an  "INVESTOR"  and collectively, the "INVESTORS").

                                 R E C I T A L S

         WHEREAS,  the Company  and the  Investors  are parties to  Subscription
Agreements  (the  "SUBSCRIPTION  AGREEMENTS")  pursuant  to a Private  Placement
Memorandum dated June 19, 2006 ("PPM");

         WHEREAS, the Investors'  obligations under the Subscription  Agreements are  conditioned  upon certain  registration  rights under the Securities Act of
1933,  as amended (the  "SECURITIES  ACT"),  as  described  in the  Subscription
Agreements; and

         WHEREAS, the Investors and the Company desire to provide for the rights of  registration  under  the  Securities  Act as are  provided  herein  upon the execution and delivery of this Agreement by such Investors and the Company.

         NOW,  THEREFORE,  in  consideration  of  the  promises,  covenants  and conditions set forth herein, the parties hereto hereby agree as follows:

1.       REGISTRATION RIGHTS.

         1.1     DEFINITIONS.  As used in this  Agreement,  the following  terms shall have the meanings set forth below:

                 (a)      "COMMISSION"  means the United States  Securities  and
Exchange Commission.

                 (b)      "COMMON STOCK" means the Company's  common stock,  par
value $0.01 per share.

                 (c)      "EFFECTIVENESS DATE" means the 120th day following the
initial filing date of the Registration Statement hereunder.

                 (d)      "EXCHANGE  ACT" means the  Securities  Exchange Act of
1934, as amended.

                 (e)      "FAIR MARKET  VALUE" means the average of the high and
low prices of publicly  traded  shares of Common  Stock,  rounded to the nearest cent, on the principal  national  securities  exchange on which shares of Common
Stock are listed (if the shares of Common Stock are so listed), or on the Nasdaq
Capital Market (if the shares of Common Stock are regularly quoted on the Nasdaq
Capital Market),  or, if not so listed or regularly quoted, the mean between the closing bid and asked  prices of publicly  traded  shares of Common Stock in the over-the-counter  market,  or,  if  such  bid  and  asked  prices  shall  not be available,  as reported by any nationally  recognized quotation service selected by the Company,  or as  determined by the Board of Directors of the Company in a manner consistent with the provisions of the Internal Revenue Code, as amended.

                 (f)      "FILING DATE" means,  with respect to the Registration
Statement required to be filed hereunder, a date no later than fifteen (15) days following the date hereof.

                 (g)      "INVESTOR"   means  any  person   owning   Registrable
Securities.

                 (h)      The terms "REGISTER,"  "REGISTERED" and "REGISTRATION"
refer  to a  registration  effected  by  preparing  and  filing  a  registration statement or similar  document in compliance  with the  Securities  Act, and the declaration  or ordering of  effectiveness  of such  registration  statement  or document.

                 (i)      "REGISTRABLE  SECURITIES"  means any of the  Shares or
any securities  issued or issuable as (or any securities issued or issuable upon the  conversion  or exercise of any  warrant,  right or other  security  that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the Shares; PROVIDED, HOWEVER, that Registrable Securities shall not  include  any  shares of  Common  Stock  which  have  previously  been registered  or  which  have  been  sold  to  the  public  either  pursuant  to a registration  statement  or Rule  144,  or which  have  been  sold in a  private transaction  in which  the  transferor's  rights  under  this  Section 1 are not assigned,  or which  may be sold  immediately  without  registration  under  the
Securities Act and without volume restrictions pursuant to Rule 144(k).

                 (j)      "RULE  144"  means  Rule  144  as  promulgated  by the
Commission  under the  Securities  Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

                 (k)      "RULE  145"  means  Rule  145  as  promulgated  by the
Commission  under the  Securities  Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

                 (l)      "SHARES"  means the shares of the Common  Stock issued
pursuant to the Subscription Agreements.

         1.2     COMPANY REGISTRATION.

                 (a)      On or  prior to the  Filing  Date  the  Company  shall
prepare and file with the  Commission  a  Registration  Statement  covering  the
Registrable Securities for an offering to be made on a continuous basis pursuant to Rule  415.  The  Registration  Statement  shall  be on Form  SB-2 or Form S-3
(except  if the  Company  is not  then  eligible  to  register  for  resale  the
Registrable Securities on Form SB-2 or Form S-3, in which case such registration shall be on another appropriate form in accordance herewith).  The Company shall cause the  Registration  Statement to become  effective and remain  effective as
provided  herein.   The  Company  shall  use  its  best  efforts  to  cause  the
Registration  Statement to be declared  effective  under the  Securities  Act as promptly as possible  after the filing  thereof,  but in any event no later than the  Effectiveness  Date.  The  Company  shall use its best  efforts to keep the
Registration Statement continuously effective under the Securities Act until the date which is the earliest to occur of (i) all Registrable  Securities have been sold  or  (ii)  all  Registrable  Securities  may be  sold  immediately  without registration under the Securities Act and without volume  restrictions  pursuant to Rule 144(k) as promulgated thereunder (the "EFFECTIVENESS PERIOD"); provided, however,  that,  if at any  time  or  from  time  to  time  after  the  date  of effectiveness of the Registration Statement,  the Company notifies the Investors of  the  existence  of a  Potential  Material  Event  (as  defined  below),  the undersigned shall not offer or sell any of the Registrable Securities, or engage in any other  transaction  involving or relating to the Registrable  Securities, from the time of the giving of notice with respect to a Potential Material Event until the Company  notifies the Investors  that such  Potential  Material  Event either has been  disclosed  to the public or no longer  constitutes  a Potential
Material Event; PROVIDED, FURTHER that, the Company may not suspend the right of the undersigned pursuant to this Section 1.2(a) for more than sixty (60) days in the aggregate. "Potential Material Event" means the possession by the Company of material information  regarding a potential  transaction not ripe for disclosure in a registration statement,  which shall be evidenced by determinations in good faith  by the  Board  of  Directors  of the  Company  that  disclosure  of  such information in the  registration  statement would be detrimental to the business and affairs of the Company.

                 (b)      If: (i) the Registration  Statement is not filed on or
prior to the Filing  Date;  (ii) the  Company  fails to  respond to the  initial comments of the  Commission  with  respect to the  Registration  Statement on or prior to the date that is 21 days after the Company's  receipt of such comments;
or (iii) the  Company  fails to use its best  efforts to cause the  Registration
Statement to be declared effective (any such failure or breach being referred to as an "Event," and the date on which such Event occurs being  referred to as the
"Event Date"),  then until the applicable  Event is cured, the Company shall pay to each  Investor,  in cash or in  Common  Stock at Fair  Market  Value,  at the
Company's option, as liquidated damages and not as a penalty, an amount equal to
1.0% of the aggregate  amount invested by such Investor for each thirty (30) day period (prorated for partial  periods),  up to a maximum of 6%. While such Event continues, such liquidated damages shall be paid not less often than each thirty
(30) days. Any unpaid  liquidated  damages as of the date when an Event has been cured by the Company shall be paid within three  business (3) days following the date on which such Event has been cured by the Company.

                 (c)      The Company  shall bear and pay all expenses  incurred
in connection  with any  registration,  filing or  qualification  of Registrable
Securities  with respect to the  registrations  pursuant to this Section 1.2 for each Investor,  including  (without  limitation)  all  registration,  filing and qualification fees,  printer's fees,  accounting fees and fees and disbursements of counsel for the Company, but excluding underwriting discounts and commissions relating to Registrable Securities and fees and disbursements of counsel for the
Investors.

         1.3     OBLIGATIONS  OF  THE  COMPANY.  Whenever  required  under  this
Section 1 to effect the registration of any Registrable Securities,  the Company shall, as expeditiously as reasonably possible:

                 (a)      Prepare and file with the  Commission  a  registration
statement with respect to such  Registrable  Securities and use its best efforts to  cause  such  registration  statement  to  become  effective  and  keep  such registration statement effective during the Effectiveness Period;

                 (b)      Prepare and file with the Commission  such  amendments
and  supplements  to such  registration  statement  and the  prospectus  used in connection with such  registration  statement as may be necessary to comply with the  provisions of the  Securities  Act with respect to the  disposition  of all securities covered by such registration statement;

                 (c)      Furnish to the  Investors  such numbers of copies of a
prospectus,   including  a  preliminary  prospectus,   in  conformity  with  the
requirements  of the  Securities  Act,  and  such  other  documents  as they may reasonably  request  in order  to  facilitate  the  disposition  of  Registrable
Securities  owned by them  (provided  that the Company  would not be required to print such  prospectuses  if readily  available to Investors from any electronic service, such as on the EDGAR filing database maintained at www.sec.gov);

                 (d)      Use its best  efforts  to  register  and  qualify  the
securities  covered by such registration  statement under such other securities'
or blue sky laws of such  jurisdictions as shall be reasonably  requested by the
Investors;  provided  that the  Company  shall  not be  required  in  connection therewith  or as a  condition  thereto to qualify  to do  business  or to file a general consent to service of process in any such states or jurisdictions;

                 (e)      In the  event  of any  underwritten  public  offering,
enter into and perform its obligations under an underwriting agreement, in usual and customary  form,  with the managing  underwriter(s)  of such offering  (each
Investor  participating in such  underwriting  shall also enter into and perform its obligations under such an agreement);

                 (f)      Notify each Investor of Registrable Securities covered
by such registration statement at any time when a prospectus relating thereto is required to be delivered  under the Securities Act of the happening of any event as a result of which the prospectus included in such registration  statement, as then in effect,  includes  an untrue  statement  of a material  fact or omits to state a material  fact  required to be stated  therein or  necessary to make the statements  therein  not  misleading  in the  light  of the  circumstances  then existing;

                 (g)      Cause  all  such  Registrable   Securities  registered
pursuant  hereunder  to be  listed on each  securities  exchange  or  nationally recognized  quotation system on which similar  securities  issued by the Company are then listed; and

                 (h)      Provide  a  transfer   agent  and  registrar  for  all
Registrable  Securities registered pursuant hereunder and a CUSIP number for all such Registrable  Securities,  in each case not later than the effective date of such registration.

         1.4     FURNISH  INFORMATION.  It shall be a condition precedent to the
Company's obligations to take any action pursuant to this Section 1 with respect to the Registrable  Securities of any selling  Investor that such Investor shall furnish to the Company such information regarding such Investor, the Registrable
Securities held by such Investor, and the intended method of disposition of such securities as shall be required by the Company or the managing underwriters,  if any, to effect the registration of such Investor's Registrable Securities.

         1.5     DELAY OF  REGISTRATION.  No  Investor  shall  have any right to obtain  or seek  an  injunction  restraining  or  otherwise  delaying  any  such registration as the result of any  controversy  that might arise with respect to the interpretation or implementation of this Section 1.

         1.6     INDEMNIFICATION.

                 (a)      To the  extent  permitted  by law,  the  Company  will
indemnify and hold harmless each Investor,  any  underwriter  (as defined in the
Securities  Act) for such  Investor and each person,  if any, who controls  such
Investor or underwriter within the meaning of the Securities Act or the Exchange
Act, against any losses,  claims,  damages or liabilities  (joint or several) to which any of the foregoing  persons may become subject under the Securities Act, the  Exchange  Act or other  federal or state  securities  law,  insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the  following  statements,  omissions or violations
(collectively,  a  "VIOLATION"):  (i) any untrue  statement  or  alleged  untrue statement of a material fact  contained in a registration  statement,  including any  preliminary  prospectus  or  final  prospectus  contained  therein  or  any amendments  or  supplements  thereto  (collectively,  the  "FILINGS"),  (ii) the omission or alleged omission to state in the Filings a material fact required to be stated therein,  or necessary to make the statements  therein not misleading, or (iii) any  violation or alleged  violation  by the Company of the  Securities
Act,  the  Exchange  Act,  any state  securities  law or any rule or  regulation promulgated  under the Securities Act, the Exchange Act or any state  securities law; and the Company will pay any legal or other expenses reasonably incurred by any person to be indemnified  pursuant to this Section 1.6(a) in connection with investigating or defending any such loss,  claim,  damage,  liability or action;
PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 1.6(a)
shall not apply to amounts paid in settlement of any such loss,  claim,  damage, liability or action if such  settlement  is effected  without the consent of the
Company  (which  consent  shall  not be  unreasonably  withheld),  nor shall the
Company be liable in any such case for any such loss, claim,  damage,  liability or action to the extent that it arises out of or is based upon a Violation  that occurs in reliance upon and in  conformity  with written  information  furnished expressly for use in connection  with such  registration  by any such  Investor, underwriter or controlling person.

                 (b)      To the extent  permitted by law,  each  Investor  will
indemnify  and hold  harmless the Company,  each of its  directors,  each of its officers who has signed the  registration  statement,  each person,  if any, who controls the Company  within the meaning of the  Securities  Act or the Exchange
Act, any underwriter, any other Investor selling securities in such registration statement and any controlling  person of any such underwriter or other Investor, against any losses,  claims,  damages or liabilities (joint or several) to which any of the foregoing  persons may become subject under the  Securities  Act, the
Exchange Act or other federal or state  securities law,  insofar as such losses, claims,  damages or liabilities (or actions in respect  thereto) arise out of or are  based  upon any  Violation,  in each  case to the  extent  (and only to the extent)  that such  Violation  occurs in reliance  upon and in  conformity  with written  information  furnished by such Investor expressly for use in connection with  such  registration;  and each  such  Investor  will pay any legal or other expenses  reasonably  incurred by any person to be indemnified  pursuant to this
Section  1.6(b) in  connection  with  investigating  or defending any such loss, claim,  damage,  liability  or action;  PROVIDED,  HOWEVER,  that the  indemnity agreement  contained in this  Section  1.6(b) shall not apply to amounts paid in settlement  of any  such  loss,  claim,  damage,  liability  or  action  if such settlement is effected  without the consent of the Investor (which consent shall not  be  unreasonably  withheld);  PROVIDED,  HOWEVER,  in no  event  shall  any indemnity  under  this  subsection  1.6(b)  exceed the gross  proceeds  from the offering received by such Investor.

                 (c)      Promptly after receipt by an  indemnified  party under
this  Section 1.6 of notice of the  commencement  of any action  (including  any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying  party under this Section 1.6, deliver to the  indemnifying  party a written  notice of the  commencement  thereof and the indemnifying  party shall have the right to  participate  in, and, to the extent the indemnifying  party so desires,  jointly with any other  indemnifying  party
similarly  noticed,   to  assume  the  defense  thereof  with  counsel  mutually satisfactory  to the  parties;  PROVIDED,  HOWEVER,  that an  indemnified  party
(together with all other  indemnified  parties that may be  represented  without conflict by one counsel)  shall have the right to retain one  separate  counsel,
with  the  fees  and  expenses  to  be  paid  by  the  indemnifying   party,  if
representation  of  such  indemnified  party  by  the  counsel  retained  by the indemnifying  party would be inappropriate due to actual or potential  differing interests between such indemnified party and any other party represented by such counsel  in such  proceeding.  The  failure  to  deliver  written  notice to the indemnifying  party within a  reasonable  time of the  commencement  of any such action,  if materially  prejudicial to its ability to defend such action,  shall relieve such indemnifying  party of any liability to the indemnified party under this  Section  1.6,  but  the  omission  so to  deliver  written  notice  to the indemnifying  party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.6.

                 (d)      If the indemnification provided for in Sections 1.6(a)
and (b) is held by a court of competent  jurisdiction  to be  unavailable  to an indemnified party with respect to any loss, claim, damage or expense referred to herein,  then the indemnifying  party, in lieu of indemnifying  such indemnified party  hereunder,  shall  contribute  to the  amount  paid  or  payable  by such indemnified  party as a result of such  loss,  claim,  damage or expense in such proportion as is appropriate  to reflect the relative fault of the  indemnifying party on the one hand and of the  indemnified  party on the other in  connection with the  statements  or  omissions  or alleged  statements  or  omissions  that resulted in such loss, liability, claim or expense as well as any other relevant equitable  considerations.  The relative fault of the indemnifying  party and of the  indemnified  party shall be determined by reference to, among other things, whether the untrue or alleged  untrue  statement  of a material  fact relates to information  supplied by the indemnifying  party or by the indemnified party and the parties' relative intent,  knowledge,  access to information and opportunity to correct or prevent such statement or omission. In no event shall any Investor be required to  contribute  an amount in excess of the gross  proceeds  from the offering received by such Investor.

                 (e)      Notwithstanding the foregoing,  to the extent that the
provisions on  indemnification  and  contribution  contained in the underwriting agreement  entered into in connection with the underwritten  public offering are in conflict with the foregoing  provisions,  the provisions of the  underwriting agreement shall control.

                 (f)      The  obligations  of the Company and  Investors  under
this Section 1.6 shall  survive the  completion  of any offering of  Registrable
Securities in a registration statement under this Section 1, and otherwise.

         1.7     REPORTS  UNDER  SECURITIES  EXCHANGE ACT. With a view to making available  the  benefits of certain  rules and  regulations  of the  Commission, including Rule 144, that may at any time permit an Investor to sell securities of the Company to the public without  registration or pursuant to a registration on Form SB-2, the Company agrees to:

                 (a)      make and keep public information  available,  as those
terms are understood and defined in Rule 144;

                 (b)      take such action, including the voluntary registration
of its Common  Stock under  Section 12 of the  Exchange  Act, as is necessary to enable  the  Investors  to utilize  Form SB-2 for the sale of their  Registrable
Securities,  such action to be taken as soon as practicable after the end of the fiscal year in which the first  registration  statement filed by the Company for the offering of its securities to the general public is declared effective;

                 (c)      file  with  the  Commission  in a  timely  manner  all
reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                 (d)      furnish to any Investor,  so long as the Investor owns
any Registrable  Securities,  forthwith upon request (i) a written  statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) calendar  days after the effective  date of the first registration  statement  filed  by the  Company),  the  Securities  Act  and the
Exchange  Act (at  any  time  after  it has  become  subject  to such  reporting requirements),  or that it  qualifies as a registrant  whose  securities  may be resold pursuant to Form SB-2 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company,  and (iii) such other  information as may be  reasonably  requested in availing any Investor of any rule or  regulation of the  Commission  that  permits  the  selling  of  any  such  securities  without registration or pursuant to such form.

          1.8    TRANSFER OR ASSIGNMENT OF  REGISTRATION  RIGHTS.  The rights to cause the Company to register Registrable  Securities pursuant to this Section 1 may be  transferred  or assigned,  but only with all related  obligations,  by a
Investor to a transferee  or assignee  who (a)  acquires at least 25,000  shares
(subject  to  appropriate  adjustment  for stock  splits,  stock  dividends  and combinations) of Registrable  Securities from such transferring  Investor or (b)
holds Registrable  Securities  immediately prior to such transfer or assignment;
provided that in the case of (a), (i) prior to such transfer or assignment,  the
Company is furnished  with written  notice  stating the name and address of such transferee or assignee and identifying the securities with respect to which such registration  rights are being transferred or assigned,  (ii) such transferee or assignee  agrees  in  writing  to be  bound  by and  subject  to the  terms  and conditions of this  Agreement,  including  without  limitation the provisions of
Section 1.9 and (iii) such  transfer or  assignment  shall be effective  only if immediately  following  such transfer or assignment  the further  disposition of such securities by the transferee or assignee is restricted under the Securities
Act.

2.       COVENANTS OF THE COMPANY TO THE INVESTORS.

         2.1     INFORMATION  RIGHTS. The Company shall deliver to each Investor who holds (and continues to hold) at least 25,000 Shares (subject to appropriate adjustment for stock splits, stock dividends and combinations), upon the request of such  Investor  (which may be  satisfied by filing of Company  quarterly  and annual reports under the Exchange Act):

                 (a)      as soon as  practicable,  but in any event  within one
hundred  twenty  (120)  calendar  days after the end of each  fiscal year of the
Company,  consolidated  balance sheets of the Company and its  subsidiaries,  if any, as of the end of such fiscal year,  and  consolidated  statements of income and consolidated  statements of cash flows of the Company and its  subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles ("GAAP"), all in reasonable detail; and

                 (b)      as  soon  as  practicable,  but  in any  event  within
forty-five  (45)  calendar  days  after the end of each of the  first  three (3)
quarters of each fiscal year of the Company,  consolidated balance sheets of the
Company  and its  subsidiaries,  if any,  as of the  end of  such  quarter,  and consolidated  statements of income and consolidated  statements of cash flows of the  Company  and its  subsidiaries,  if  any,  for  such  quarter  prepared  in accordance with GAAP, all in reasonable detail.

         2.2     CONFIDENTIALITY.   Each  Investor   receiving  any   non-public
information  of the Company hereby agrees to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; PROVIDED,
HOWEVER,  that  notwithstanding  the foregoing,  an Investor may include summary financial  information  concerning the Company and general statements concerning the nature and progress of the Company's  business in an  Investor's  reports to its affiliates.

3. LEGEND.

                 (a)      Each  certificate  representing  the  shares of Common
Stock held by the Investors shall be endorsed with the following legend:

                 THE  SHARES  REPRESENTED  BY THIS  CERTIFICATE  HAVE  NOT  BEEN
                 REGISTERED  UNDER THE  SECURITIES  ACT OF 1933, AS AMENDED (THE
                 "SECURITIES  ACT"), OR APPLICABLE  STATE  SECURITIES  LAWS. THE
                 SHARES  MAY NOT BE  OFFERED  FOR  SALE,  SOLD,  TRANSFERRED  OR
                 ASSIGNED  IN  THE  ABSENCE  OF (A)  AN  EFFECTIVE  REGISTRATION
                 STATEMENT  FOR THE  SHARES  UNDER THE  SECURITIES  ACT,  (B) AN
                 OPINION OF COUNSEL,  REASONABLY ACCEPTABLE TO THE COMPANY, THAT
                 REGISTRATION  IS NOT REQUIRED  UNDER SAID ACT OR (C) REASONABLE
                 ASSURANCE  HAVING BEEN PROVIDED TO THE COMPANY THAT SUCH OFFER,
                 SALE, ASSIGNMENT OR TRANSFER IS BEING MADE PURSUANT TO RULE 144
                 OR RULE 144A UNDER SAID ACT.

                 (b)      The legend set forth above  shall be removed,  and the
Company shall issue a certificate  without such legend to the  transferee of the shares  represented  thereby,  if, unless otherwise required by state securities laws, (i) such shares have been sold under an effective  registration  statement under the Securities  Act, (ii) in connection  with a sale,  assignment or other transfer,  such  holder  provides  the  Company  with  an  opinion  of  counsel, reasonably  acceptable to the Company, to the effect that such sale,  assignment or  transfer  is being  made  pursuant  to an  exemption  from the  registration requirements  of the Securities  Act, or (iii) such holder  provides the Company
with  reasonable   assurance  that  the  shares  are  being  sold,  assigned  or transferred pursuant to Rule 144 or Rule 144A under the Securities Act.

4. MISCELLANEOUS.

         4.1     GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of  Delaware  as such laws are  applied  to  agreements between  Delaware  residents  entered into and to be performed  entirely  within
Delaware, without regard to conflict of laws rules.

         4.2     WAIVERS AND  AMENDMENTS.  This  Agreement may be terminated and any term of this  Agreement may be amended or waived  (either  generally or in a particular instance and either  retroactively or prospectively) with the written consent  of the  Company  and  Investors  holding  at  least a  majority  of the
Registrable    Securities   then   outstanding   (the   "MAJORITY   INVESTORS").
Notwithstanding  the  foregoing,  additional  parties may be added as  Investors under this  Agreement  with the written  consent of the Company and the Majority
Investors.  No such amendment or waiver shall reduce the aforesaid percentage of the Registrable Securities,  the holders of which are required to consent to any termination,  amendment or waiver  without the consent of the record  holders of all of the Registrable Securities. Any termination, amendment or waiver effected in  accordance  with this  Section  4.2  shall be  binding  upon each  holder of
Registrable  Securities  then  outstanding,  each  future  holder  of  all  such
Registrable Securities and the Company.

         4.3     SUCCESSORS AND ASSIGNS.  Except as otherwise expressly provided herein,  the provisions of this Agreement  shall inure to the benefit of, and be binding upon, the successors,  assigns,  heirs,  executors and administrators of the parties hereto.

         4.4     ENTIRE  AGREEMENT.  This  Agreement  constitutes  the  full and entire  understanding and agreement among the parties with regard to the subject matter  hereof,  and no party shall be liable or bound to any other party in any manner by any warranties,  representations  or covenants  except as specifically set forth herein.

         4.5     NOTICES.  All  notices  and other  communications  required  or permitted  under  this  Agreement  shall be in  writing  and shall be  delivered personally by hand or by overnight courier,  mailed by United States first-class mail, postage prepaid, sent by facsimile or sent by electronic mail directed (a)
if to an Investor,  at such Investor's  address,  facsimile number or electronic mail  address  set forth in the  Company's  records,  or at such other  address, facsimile  number or  electronic  mail address as such Investor may designate by ten (10) days' advance  written  notice to the other parties hereto or (b) if to the Company,  to its address,  facsimile  number or electronic  mail address set forth on its signature  page to this  Agreement and directed to the attention of the Chief  Executive  Officer,  or at such other  address,  facsimile  number or electronic  mail address as the Company may  designate by ten (10) days' advance written  notice  to the  other  parties  hereto.  All  such  notices  and  other communications shall be effective or deemed given upon delivery,  on the date of mailing,  upon  confirmation  of  facsimile  transfer  or upon  confirmation  of electronic mail delivery.

         4.6     INTERPRETATION. The words "include," "includes" and "including"
when  used  herein  shall be deemed  in each  case to be  followed  by the words
"without  limitation."  The titles and subtitles used in this Agreement are used for convenience  only and are not considered in construing or interpreting  this
Agreement.

         4.7     SEVERABILITY.  If one or more  provisions of this Agreement are held to be unenforceable  under applicable law, such provision shall be excluded from this Agreement, and the balance of the Agreement shall be interpreted as if such provision were so excluded, and shall be enforceable in accordance with its terms.

         4.8     COUNTERPARTS.  This  Agreement may be executed in any number of counterparts,  each of which  shall be an  original,  but all of which  together shall constitute one instrument.

         4.9     TELECOPY EXECUTION AND DELIVERY. A facsimile, telecopy or other reproduction  of this  Agreement may be executed by one or more parties  hereto, and an executed  copy of this  Agreement may be delivered by one or more parties hereto by facsimile or similar electronic  transmission device pursuant to which the signature of or on behalf of such party can be seen,  and such execution and delivery shall be considered valid,  binding and effective for all purposes.  At the request of any party hereto, all parties hereto agree to execute an original of this  Agreement  as well as any  facsimile,  telecopy  or other  reproduction hereof.

                            [SIGNATURE PAGE FOLLOWS]

                                       10

         IN WITNESS  WHEREOF,  the parties have executed  this  Agreement on the day, month and year first set forth above.

                                             SoftWave Media Exchange, Inc.

                                             By:    /s/ Joshua Wexler
                                                    ----------------------------
                                             Name:  Joshua Wexler
                                             Title: Chief Executive Officer

            [COMPANY SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                       11

         IN WITNESS  WHEREOF,  the parties have executed  this  Agreement on the day, month and year first set forth above.

                                   "Investor"

                                                    ----------------------------

                                             By:
                                                    ----------------------------
                                                    Name:
                                                    Title:

                                             Address:

                                                    ----------------------------

                                                    ----------------------------

                                                    ----------------------------

                                                    Telephone:
                                                              ------------------
                                                    Telecopy:
                                                             -------------------
                                                    Email:
                                                          ----------------------

           [INVESTOR SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]